UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

Item 1 – Reports to Stockholders

10

Aberdeen Australia Equity Fund, Inc.

Semi-Annual Report

April 30, 2010

Invests primarily in equity securities of Australian companies listed on the

Australian Stock Exchange Limited.

Letter to Shareholders (unaudited)

June 10, 2010

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2010. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 8.3% for the six months ended April 30, 2010, assuming reinvestment of distributions, as compared with 8.7% in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index.

Share Price Performance

The Fund’s share price increased 4.2% over the six-month period, from $11.40 on October 31, 2009 to $11.88 on April 30, 2010. The Fund’s share price on April 30, 2010 represented a premium of 4.0% to the NAV per share of $11.42 on that date, as compared with a premium of 4.0% to the NAV per share of $10.96 on October 31, 2009. At the date of this letter, the share price was $10.00, representing a discount of 0.1% to the NAV per share of $10.10.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end NAV’s. In March 2010, the Board of Directors determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in April 2010. This policy will be subject to regular review by the Fund’s Board of Directors. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On June 9, 2010, the Board of Directors (the “Board”) authorized a quarterly distribution of 27 cents per share, payable on July 16, 2010 to all shareholders of record as of June 30, 2010.

Share Repurchase Policy

The Board’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2010 and the fiscal year ended October 31, 2009, the Fund repurchased 0 and 22,800 shares, respectively, through this program.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at

http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2009, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Transfer Agent and Dividend Reinvestment and Direct Stock Purchase Plan

We would like to advise you that as of September 24, 2010, Computershare Trust Company, N.A. (“Computershare”) will replace The Bank of New York Mellon Corporation (“BNY Mellon”) as the transfer agent for the Fund. Computershare has been servicing investment company investors for over 35 years and will provide you the flexibility to access information and process transactions using their toll-free shareholder services center, automated telephone support system and online investor center. No actions are required on your part with respect to this change.

In addition, as part of a broad effort to enhance available services to shareholders, we are pleased to announce the availability of a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”) that will be sponsored and administered by Computershare. Effective September 24, 2010, the Dividend Reinvestment Plan (the “DRIP”) currently administered by BNY Mellon will terminate and participants in the DRIP will automatically be enrolled in the Plan administered by Computershare. Shareholders will receive a separate mailing containing additional information about the enhanced features of the Plan, including the related terms and conditions.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-866-839-5205 in the United States,
•	E-mailing InvestorRelations@aberdeen-asset.com, or
•	Visiting the website at www.aberdeeniaf.com.

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

For additional information on the Aberdeen Closed-End Funds, Aberdeen invites you to visit our recently redesigned website and Closed-End Investor Center at: www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for the email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Yours sincerely,

Christian Pittard

President

Aberdeen Australia Equity Fund, Inc.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under the Investment Company Act of 1940, the Fund may be required to indicate the sources of certain distributions to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2009, including the distribution paid on April 16, 2010, are comprised of 29% of net investment income, 59% of net realized long-term capital gains and 12% return of paid-in capital.

This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2011, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2010 calendar year.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (the “Plan Agent”) will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a Participant in the Plan, you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower cost – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage commissions on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request brochure containing information on the Plan, together with an enrollment form, please contact the Plan Agent:

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

or call toll free at 1-866-221-1606.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Economic Review

The Australian market, as represented by the S&P/ASX 200 Accumulation index (the “ASX 200”) rose by 8.7% in U.S Dollar terms over the six months ended April 30, 2010.

The new fiscal year for the Fund started positively with the ASX 200 index rising 1.3% in November. Stocks were lifted by statements from the G20 Finance Ministers and Federal Reserve that suggested pro-growth policies would continue for longer, particular in the US. Within the Australian market, the Resources sector (+7.2%) was the clear leader while Banks (-3.8%) lagged for the first month since May 2009. Risk appetite was tested towards the end of the month when Dubai announced it intends to ask creditors for a restructuring of its debt. AXA Asia-Pacific Holdings Limited (“AXA”) received a proposal which would involve AMP Limited (“AMP”) making an offer for the business and then selling its Asian operations to AXA’s French parent. Following the October interest rate rise, the Reserve Bank of Australia (the “RBA”) hiked the cash rate by a further 25 basis points (“bps”) to 3.5%. A spike in employment in October and jump in house prices in Q3 reinforced the case for higher rates.

Australian equities traded sideways for most of December but a Christmas rally saw the ASX 200 gain 3.6% for the month. Macroeconomic data was mixed but with a positive bias with strong jobs news announced for Australia. AXA received a similar, albeit higher, bid to AMP’s in November from National Australia Bank. The RBA again raised its target cash rate by 25 bps to 3.75%. Another round of strong employment data lent weight to the case for a policy shift, although other releases such as consumer confidence and loan growth gave a softer picture and Q3 GDP was reported to have only inched higher.

Global stock markets initially greeted the new year by continuing the positive momentum which had been seen in 2009, but the rally ran into selling pressure before long, with the ASX 200 recording its worst month (-6.2%) since November 2008. With December half year results announcements imminently being announced, a number of companies reported sales or production figures or took the opportunity to address market expectations. There were both positive surprises, including upgrades from Commonwealth Bank and Computershare, and negative ones such as a downgrade from Worley Parsons. The RBA did not meet in January, but expectations of a hike in February were underpinned by strong data on employment, retail sales and building approvals.

The month of February was characterized by Australian half yearly reporting season and a more positive month from the ASX 200 index returning +1.5%. On balance earnings reports were slightly ahead of expectations. The Bank sector gained (+3.5%) from positive earnings news, aided by improvement in bad debt experience, and the Resources index (+2.1%) was also positive. The Telecommunications sector disappointed (-10.2%) following poor results from Telstra. Most companies though gave subdued outlooks or continued to guide conservatively. The RBA left rates unchanged at its February meeting, although data on employment showed an improving trend.

March was a very positive month with the ASX 200 index rising +5.1%. This was helped by the Australian Dollar rally. Both of the two major sectors outperformed with Banks up 6.8% and Resources up 8.4% with the help of strong iron ore pricing and recovery in the Energy sector, up 8.9%. BHP Billiton announced it had reached agreement with a number of Asian customers to move iron ore contracts from an annual benchmark price to a quarterly reference price based on spot. The RBA raised the cash rate by 25 bps to 4%, the fourth hike in the current tightening cycle. Economic data was, on balance, slightly softer than expectations with employment, retail sales and housing finance coming in shy of forecasts.

After two positive months, the ASX 200 declined by 1.4% in April as events in Europe, especially Greece, reduced risk appetite and growth expectations. This affected the Resources sector (-4.1%) which was impacted by the prospect of a cooling Chinese economy and rumors regarding the possible introduction of additional mining taxes in the forthcoming review of the Australian tax system by Ken Henry, Treasury Secretary, due in May. The RBA again increased the cash rate by a further 25 bps to 4.25%. Employment data showed continued jobs growth and CPI numbers were at the top end of expectations.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index. As of April 30, 2010, the Fund did not have more than 25% of its assets invested in any industry group. The financial industry sector is comprised of several groups.

As of April 30, 2010, the Fund held 96.5% of its net assets in equities, 0.3% in a short-term investment and 3.2% in other assets in excess of liabilities.

Asset Allocation as of April 30, 2010

by Standard & Poor’s Global Industry Classification Standard Sectors

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2010:

Name of Security	Percentage of Net Assets
BHP Billiton Ltd.	12.5%
QBE Insurance Group Ltd.	7.9%
Westpac Banking Corp. Ltd.	7.2%
Rio Tinto Ltd.	6.4%
Woolworths Ltd.	5.6%
Commonwealth Bank of Australia	5.6%
Australia & New Zealand Banking Group Ltd.	4.8%
Woodside Petroleum Ltd.	4.1%
AGL Energy Ltd.	4.1%
Westfield Group Ltd.	4.1%

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2010

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—96.5%
COMMON STOCKS—96.5%
CONSUMER DISCRETIONARY—6.1%
329,000	Billabong International Ltd.*	$ 3,455,653
654,300	TABCORP Holdings Ltd.*	4,132,519
2,502,800	Tattersall’s Ltd.*	5,711,165
		13,299,337
CONSUMER STAPLES—10.1%
2,404,200	Goodman Fielder Ltd.*	3,227,137
1,767,600	Metcash Ltd.*	6,642,781
495,300	Woolworths Ltd.*	12,372,746
		22,242,664
ENERGY—4.1%
219,917	Woodside Petroleum Ltd.*	9,119,794
FINANCIALS—31.7%
477,950	Australia & New Zealand Banking Group Ltd.*	10,586,234
287,150	Australian Stock Exchange Ltd.*	8,681,399
826,400	AXA Asia Pacific Holdings Ltd.*	4,687,682
230,900	Commonwealth Bank of Australia*	12,354,176
898,800	QBE Insurance Group Ltd.*	17,413,734
637,400	Westpac Banking Corp. Ltd.*	15,881,821
		69,605,046
HEALTH CARE EQUIPMENT & SERVICES—3.8%
313,000	Ramsay Health Care Ltd.*	3,908,110
354,800	Sonic Healthcare Ltd.*	4,508,331
		8,416,441
INDUSTRIALS—3.5%
122,350	Leighton Holdings Ltd.*	4,122,581
555,200	Toll Holdings Ltd.*	3,626,468
		7,749,049
INFORMATION TECHNOLOGY—1.9%
382,500	Computershare Ltd.*	4,153,822
MATERIALS—22.3%
749,600	BHP Billiton Ltd.*	27,402,522
1,148,800	Incitec Pivot Ltd.*	3,396,483
169,400	Orica Ltd.*	4,108,110
217,400	Rio Tinto Ltd.*	14,204,929
		49,112,044
PROPERTY—4.1%
756,700	Westfield Group Ltd.*	8,937,678
TELECOMMUNICATION SERVICES—3.3%
3,296,350	Singapore Telecommunications Ltd.*	7,291,416

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2010

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UTILITIES—5.6%
646,000	AGL Energy Ltd.*	$ 8,945,663
4,071,200	SP AusNet*	3,322,014
		12,267,677
	Total Long-Term Investments—96.5% (cost $141,728,911)	212,194,968
SHORT-TERM INVESTMENT—0.3%
Par Amount
$686,000	State Street Bank & Trust Time Deposit, 0.01%, 05/03/10	686,000
	Total Short-Term Investment—0.3% (cost $686,000)	686,000
	Total Investments—96.8% (cost $142,414,911)	212,880,968

	Other Assets in Excess of Liabilities—3.2%	7,052,233
	Net Assets—100.0%	$219,933,201

*	Security was Fair Valued (See Note 1)

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2010

Assets
Investments, at value (cost $142,414,911)	$212,880,968
Foreign currency, at value (cost $7,262,278)	7,332,368
Cash	367
Other assets	147,322
Total assets	220,361,025

Liabilities
Investment management fee payable	182,677
Administration fee payable	17,589
Accrued expenses	227,558
Total liabilities	427,824

Net Assets	$219,933,201

Composition of Net Assets
Common stock (par value $.01 per share)	$192,604
Paid-in capital in excess of par	138,928,415
Distributions in excess of net investment income	(6,297,474)
Accumulated net realized gain on investment transactions	2,175,713
Net unrealized appreciation on investments	44,433,108
Accumulated net realized foreign exchange gains	14,397,796
Net unrealized foreign exchange gains	26,103,039
Net Assets	$219,933,201
Net asset value per common share based on 19,260,386 shares issued and outstanding	$11.42

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2010

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $56,438)	$4,337,413
Interest	100,198
4,437,611

Expenses
Investment management fee	917,050
Directors’ fees and expenses	113,692
Administration fee	90,588
Legal fees and expenses	82,183
Reports to shareholders and proxy solicitation	58,051
Insurance expense	53,576
Investor relations fees and expenses	43,978
Custodian’s fees and expenses	36,202
Independent auditors’ fees and expenses	35,309
Transfer agent’s fees and expenses	16,153
Miscellaneous	17,747
Total expenses	1,464,529

Net investment income	2,973,082

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currencies

Net realized gain on:
Investment transactions	5,675,034
Foreign currency transactions	566,429
6,241,463

Net change in unrealized appreciation/(depreciation) on:
Investments	6,223,832
Foreign currency translation	2,379,832
8,603,664
Net gain on investments and foreign currencies	14,845,127
Net Increase in Net Assets Resulting from Operations	$17,818,209

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2010 (unaudited)	For the Year Ended October 31, 2009

Increase/(Decrease) in Net Assets

Operations
Net investment income	$2,973,082	$5,578,553
Net realized gain/(loss) on investment transactions	5,675,034	(1,159,539)
Net realized gain/(loss) on foreign currency transactions	566,429	(599,383)
Net change in unrealized appreciation on investments	6,223,832	20,754,670
Net change in unrealized appreciation on foreign currency translation	2,379,832	45,246,906
Net Increase in Net Assets Resulting From Operations	17,818,209	69,821,207

Distributions to shareholders from:
Net investment income	(9,043,695)	(5,947,218)
Tax return of capital	–	(14,032,189)
Net decrease in net assets from distributions to shareholders	(9,043,695)	(19,979,407)

Common Stock Transactions
Reinvestment of dividends resulting in the issuance of 24,546 and 28,871 shares of common stock, respectively	293,172	281,264
Repurchase of common stock resulting in the reduction of 0 and 22,800 shares of common stock, respectively	–	(143,477)
Total increase in net assets from common stock transactions	293,172	137,787
Total increase in net assets resulting from operations	9,067,686	49,979,587

Net Assets
Beginning of period	210,865,515	160,885,928
End of period (including distributions in excess of net investment income of ($6,297,474) and ($226,861), respectively)	$219,933,201	$210,865,515

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2010 (unaudited)		For the Year Ended October 31,
			2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE(1):
Net asset value, beginning of period	$10.96		$8.37	$18.53	$13.25	$11.75	$10.64

Net investment income	0.15		0.29	0.51	0.39	0.41	0.37
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.78		3.34	(8.83)	6.47	2.47	1.79
Total from investment operations	0.93		3.63	(8.32)	6.86	2.88	2.16
Distributions from:
Net investment income	(0.47)		(0.31)	(0.24)	(0.53)	(0.48)	(0.51)
Realized capital gains	–		–	(0.84)	(0.98)	(0.90)	(0.54)
Tax return of capital	–		(0.73)	(0.76)	–	–	–
Total distributions	(0.47)		(1.04)	(1.84)	(1.51)	(1.38)	(1.05)
Payment by shareholder of short-swing profit	–		–	–	–	– (3)	–
Offering costs on common stock	–		–	–	(0.07)	–	–
Net asset value, end of period	$11.42		$10.96	$8.37	$18.53	$13.25	$11.75
Market value, end of period	$11.88		$11.40	$8.60	$18.25	$14.00	$12.99

Total Investment Return Based on(2):
Market value	8.35%		50.76%	(45.57% )	43.46%	20.09%	38.98%
Net asset value	8.34%		48.92%	(47.83% )	53.91%	25.66%	21.11%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$219,933		$210,866	$160,886	$354,970	$223,588	$197,421
Average net assets (000 omitted)	$221,328		$163,795	$282,702	$283,749	$209,507	$194,946
Net expenses	1.33%	(4)	1.73%	1.26%	1.44%	1.45%	1.48%
Net expenses without reimbursement	1.33%	(4)	1.73%	1.26%	1.51%	1.55%	1.48%
Net investment income	2.71%	(4)	3.41%	3.46%	2.56%	3.31%	3.21%
Portfolio turnover	4%		16%	22%	30%	16%	28%

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Less than $0.005 per share.
(4)	Annualized.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited)

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it is the policy of the Fund normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited. For these purposes, “Australian companies” means companies that are tied economically to Australia. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The United States dollar is used as both the functional and reporting currency. However, the Australian dollar is the functional currency for federal tax purposes. (see Federal Income Taxes on page 14).

(a) Securities Valuation:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Directors. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value or at the last sale price at the close of the exchange on which the security is principally traded (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Directors.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Directors. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Directors. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

Effective March 15, 2010, the Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets.

Other than described in the above paragraph, there have been no significant changes to the Valuation Procedures for the six-months ended April 30, 2010.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Fund’s investments as of April 30, 2010. For further information, please refer to the Portfolio of Investments that begins on page 6.

Investments	Level 1*	Level 2*	Level 3
Equity Investments	$–	$212,194,968	$–
Short-Term Investment	–	686,000	–
Total Investments	$–	$212,880,968	$–

*	At April 30, 2010, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

For the period ended April 30, 2010, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding as of April 30, 2010.

(c) Foreign Currency Translation:

Australian dollar amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the end of the reporting period; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represent foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

(d) Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date; interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. The Fund may enter into Forward Contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. There were no Forward Contracts outstanding as of April 30, 2010.

(f) Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2010, the Board of Directors determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in April 2010. This policy is subject to regular review by the Fund’s Board of Directors. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

(g) Recent Accounting Pronouncements:

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures – Overall.” The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Fund has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end. A significant transfer is a transfer, in aggregate, whose value is greater than 5% of the net assets of the Fund on the recognition date.

(h) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/ (losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. tax purposes.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years in the period ended October 31, 2009 are subject to such review.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect, wholly-owned subsidiary of the Investment Manager, which is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $227,828 to the Investment Adviser during the six months ended April 30, 2010.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly. Through January 31, 2010, AAMI received a fee at an annual rate of 0.085% of the Fund’s average weekly Managed Assets up to $600 million and 0.06% of the Fund’s average weekly Managed Assets in excess of $600 million. Effective February 1, 2010 the annual fee rate is 0.08% of the Fund’s average weekly managed assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets are defined as net assets plus the amount of any borrowings for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. In December 2009, the Board of Directors approved an amended Investor Relations Services Agreement, effective March 1, 2010, that includes enhanced investor relations services for the Fund. During the six months ended April 30, 2010, the Fund incurred fees of approximately $39,123. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2010 were $8,725,236 and $13,074,929, respectively.

4. Capital

There are 30 million shares of $0.01 par value common stock authorized. At April 30, 2010, there were 19,260,386 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period if and when the discount to NAV is at least 8%. For the six months ended April 30, 2010 and the fiscal year ended October 31, 2009, the Fund repurchased 0 shares and 22,800 shares, respectively, through this program. The weighted average discount on shares repurchased by the Fund was 12.0% during the fiscal year ended October 31, 2009.

5. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

6. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

7. Tax Cost of Investments

The United States Federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2010 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$142,414,911	$79,018,721	$(8,552,664)	$70,466,057

8. Subsequent Event

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the Financial Statements as of April 30, 2010. However, the following are details relating to subsequent events that occurred since April 30, 2010.

The Fund declared a quarterly distribution of 27 cents per share payable on July 16, 2010 to shareholders of record on June 30, 2010.

At a meeting of the Fund’s Board held on May 5, 2010, the Board of Directors approved the change of the Fund’s Transfer Agent. Effective September 24, 2010 Computershare Trust Company, N.A. will replace the Bank of New York Mellon Corporation as the Transfer Agent.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

9. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Directors engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Fund.

The reports of the financial statements, previously issued by PwC for the Fund for the fiscal year ended October 31, 2008, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended October 31, 2008 through the date of the auditor change, there were no disagreements between the Fund and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such period.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Friday, March 5, 2010 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1.	To elect two directors to serve as Class I directors for three year terms and until their successors are duly elected and qualify:

	Votes For	Votes Withheld
Neville J. Miles	15,911,578	430,617
Moritz Sell	15,902,793	439,402

Directors whose term of office continued beyond this meeting are as follows: P. Gerald Malone, William J. Potter, Peter D. Sacks, Brian M. Sherman, John T. Sheehy and Hugh Young.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P. Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Brian Sherman

Hugh Young

Officers

Christian Pittard, President

Vincent McDevitt, Chief Compliance Officer and Vice President – Compliance

Andrea Melia, Treasurer and Principal Accounting Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Mark Daniels, Vice President

Martin Gilbert, Vice President

Alan Goodson, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Matthew Keener, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

1-866-221-1606

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2010, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE Amex Equities exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 –	Code of Ethics.

Not applicable to this filing.

Item 3 –	Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4 –	Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5 –	Audit Committee of Listed Registrants.

Not required to be included in this filing.

Item 6 –	Investments.

(a) Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.
(b) Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required to be included in this filing.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not required to be included in this filing

(b) During the period ended April 30, 2010, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 9, 2010.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2009	0	0	0	1,923,584
December 1 through December 31, 2009	0	0	0	1,923,584
January 1 through January 31, 2010	0	0	0	1,923,584
February 1 through February 29, 2010	0	0	0	1,924,724
March 1 through March 31, 2010	0	0	0	1,924,724
April 1 through April 30, 2010	0	0	0	1,924,724
Total	0	0	0	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 –	Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2010, the were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11–	Controls and Procedures.

(a)    It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)    There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12–	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

BY:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Australia Equity Fund, Inc.

Date: June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

BY:	/s/ Christian Pittard

Christian Pittard,
President of
Aberdeen Australia Equity Fund, Inc.

Date: June 29, 2010

BY:	/s/ Andrea Melia
Andrea Melia,
Treasurer of
Aberdeen Australia Equity Fund, Inc.

Date: June 29, 2010

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications